UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020 (May 21, 2020)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2020, Flowers Foods, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Thomasville, Georgia for the following purposes and with the following voting results:

(1)	To elect eight nominees as directors of the Company, each to serve for a term of one year until the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”):

Directors:	For	Against	Abstain	Broker Non-Votes
George E. Deese	176,163,607	2,400,946	201,367	19,001,204
Rhonda Gass	177,477,044	364,421	924,455	19,001,204
Benjamin H. Griswold, IV	175,652,979	2,811,427	301,514	19,001,204
Margaret G. Lewis	177,070,420	772,821	922,679	19,001,204
A. Ryals McMullian	177,335,108	1,224,963	205,849	19,001,204
James T. Spear	178,058,031	438,832	269,057	19,001,204
Melvin T. Stith, Ph.D.	176,461,318	2,026,811	277,791	19,001,204
C. Martin Wood III	176,104,124	2,457,828	203,968	19,001,204

(2)	To hold an advisory vote on the compensation of the Company’s named executive officers:

For	172,735,971
Against	4,934,029
Abstain	1,095,920
Broker Non-Votes	19,001,204

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021:

For	191,979,359
Against	5,501,114
Abstain	286,651
Broker Non-Votes	0

(4)	Management proposal to amend the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws to reduce supermajority vote requirements, including the supermajority threshold required to call a special meeting:

For	175,182,203
Against	3,038,778
Abstain	544,939
Broker Non-Votes	19,001,204

With respect to Proposal 1, each of the nominees for director received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year until the 2021 Annual Meeting.

With respect to Proposals 2 and 3, the votes cast within the voting group favoring each proposal exceeded the votes cast opposing each proposal and therefore passed.

Proposal 4 received the affirmative vote of more than 66 2/3% of the outstanding shares of the Company’s common stock and therefore the amendments to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws were adopted. The Certificate of Restatement, including the Amended and Restated Articles of Incorporation, as amended through May 21, 2020, was filed with the Secretary of State of the State of Georgia on May 22, 2020. Copies of the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, each as amended through May 21, 2020, are filed herewith as Exhibit 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Flowers Foods, Inc., as amended through May 21, 2020.

3.2	Amended and Restated Bylaws of Flowers Foods, Inc., as amended through May 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name:	R. Steve Kinsey
Title:	Chief Financial Officer and
Chief Accounting Officer

Date: May 28, 2020